April 1, 2010

DREYFUS CASH MANAGEMENT
DREYFUS CASH MANAGEMENT PLUS, INC.
DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS
- Dreyfus Government Cash Management
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
DREYFUS TREASURY & AGENCY CASH MANAGEMENT

Supplement to Current Statement of Additional Information

With respect to each fund listed above, the following information supersedes and replaces any contrary information contained in the section of the respective Fund’s Statement of Additional Information entitled “Description of the Company and Fund[s] – Investment Restrictions”:

     Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not:

     1. borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets).

     2. lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund’s total assets). For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund’s Board.

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With respect to Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, and Dreyfus Treasury & Agency Cash Management, the following information supplements and should be read in conjunction with the information contained in Fund’s section of the Statement of Additional Information entitled “Investment Techniques”:

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, the Fund may lend money to, and/or borrow money from, certain other funds advised by Dreyfus or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds. The Fund’s participation in the Program must be consistent with its investment policies and limitations. The Fund will borrow through the Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

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With respect to Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management and Dreyfus New York Municipal Cash Management, the

following information supersedes and replaces any contrary information contained in the section of the respective Fund’s Statement of Additional Information entitled “Description of the Company and Fund[s] – Investment Restrictions”:

     The Fund may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

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With respect to Dreyfus Cash Management and Dreyfus Cash Management Plus, Inc., the following information supersedes and replaces any contrary information contained in the section of the respective Fund’s Statement of Additional Information entitled “Description of the Company and Fund[s] – Investment Restrictions”:

     At meetings of each Fund’s shareholders held on January 4, 2010 and February 12, 2010, shareholders approved the elimination of each Fund’s fundamental policy and investment restriction prohibiting each Fund from purchasing common stocks, preferred stocks, warrants or other equity securities, or corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.